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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 13, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-20574                   51-0340466
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

     On October 13, 2004, The Cheesecake Factory Incorporated issued a press release announcing that it will broadcast its third quarter investor conference call on the Internet at 2:00 p.m. Pacific Time on October 19, 2004. A copy of the press release is attached as Exhibit 99.1.


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

     On October 13, 2004, The Cheesecake Factory Incorporated announced the opening of its newest restaurant in Rancho Mirage, California. A copy of the press release is attached as Exhibit 99.1.


SECTION 9.0 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press release dated October 13, 2004 entitled "The Cheesecake Factory Opens in Rancho Mirage, California; To Broadcast Third Quarter Conference Call on the Internet".

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004             THE CHEESECAKE FACTORY INCORPORATED


                                   By: /s/ MICHAEL J. DIXON
                                       -----------------------------------------
                                       Michael J. Dixon
                                       Senior Vice President and Chief Financial
                                       Officer

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                                  EXHIBIT INDEX

    Exhibit         Description
   ---------       -------------------------------------------------------------
     99.1          Press Release dated October 13, 2004 entitled "The Cheesecake
                   Factory Opens in Rancho Mirage, California; To Broadcast
                   Third Quarter Conference Call on the Internet".